Exhibit 10.3

THIRD AMENDMENT
TO
CREDIT AGREEMENT

DATED AS OF
JUNE 27, 2012

AMONG

LRE OPERATING, LLC,

AS BORROWER,

LRR ENERGY, L.P.,

AS PARENT,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) dated as of June 27, 2012, is among LRE OPERATING, LLC, a Delaware limited liability company (the “Borrower”); LRR ENERGY, L.P., a Delaware limited partnership (the “Parent”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.                                    The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 22, 2011, as amended by that certain First Amendment to Credit Agreement dated as of September 30, 2011 and that certain Second Amendment to Credit Agreement dated as of June 8, 2012 (as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain loans to, and extensions of credit on behalf of, the Borrower.

B.                                    The Borrower and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                   Defined Terms.  Each capitalized term used herein, but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all references to Sections in this Third Amendment refer to Sections of the Credit Agreement.

Section 2.                   Amendments to Credit Agreement.

2.1                               Amendment to Section 1.02.  Section 1.02 of the Credit Agreement is hereby amended as follows:

(a)                                 The definition of “Security Instruments” is hereby amended and restated in its entirety as follows:

“Security Instruments” means the Guaranty Agreement, mortgages, deeds of trust and other agreements, instruments or certificates described or referred to in Exhibit E-1, any Intercreditor Agreement entered into pursuant to Section 9.02(i), and any and all other agreements, instruments, consents or certificates now or hereafter executed and delivered by the Borrower or any other Person (other than Swap Agreements with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with, or as security for the payment or performance of the Indebtedness, the Notes, this Agreement, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, modified, supplemented or restated from time to time.

(b)                                 By adding the following defined terms in appropriate alphabetical order:

“Intercreditor Agreement” means an Intercreditor Agreement in form and substance satisfactory to the Administrative Agent and the Majority Lenders, pursuant to which the Liens securing the Second Lien Loans shall be subordinated to the Liens securing the Indebtedness.

“Net Cash Proceeds” means, with respect to any Senior Unsecured Notes, any sale or disposition of any Property in compliance with Section 9.12 or any issuance of Equity Interests by the Borrower or the Parent, the cash proceeds thereof, net of customary fees, commissions, costs and other expenses incurred in connection therewith and, in the case of Senior Unsecured Notes, net of any amount required to be used to repay the Indebtedness after the Borrowing Base reduction, if any, required pursuant to Section 2.07(e) and any resulting mandatory prepayment required pursuant to Section 3.04(c)(iii).

“Second Lien Loans” means a senior secured term loan facility entered into pursuant to Section 9.02(i).

“Second Lien Obligations” means obligations of the Parent, the Borrower or any of their Subsidiaries owed in respect of any Second Lien Loans including (a) obligations of, arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Second Lien Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), owing to the secured parties pursuant to Second Lien Loans (in their capacity as such) and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities under or pursuant to the documents governing the Second Lien Loans owing to the secured parties pursuant to the Second Lien Loans (in their capacity as such).

2.2                               Amendment to Section 9.02.  A new Section 9.02(i) is added to the Credit Agreement as follows:

“(i) Debt in the form of a second-lien term loan not to exceed the principal amount of $50,000,000 in the aggregate at any one time outstanding; provided that such principal amount may be increased up to $100,000,000 in the aggregate if, and to the extent that, the Borrower has requested and received express written approval for such increase from the Administrative Agent

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with the consent of Majority Lenders; provided, further, that in connection with the incurrence of any such Debt, the Borrower and the Guarantors and the Second Lien Loan lenders (or the Second Lien Loan administrative agent on behalf of, and having been authorized by, the Second Lien Loan lenders) execute and deliver to the Administrative Agent an Intercreditor Agreement.”

2.3                               Amendment to Section 9.03.  Section 9.03(a) is amended and restated in its entirety as follows:

“(a)               (i) Liens securing the payment of any Indebtedness and (ii) Liens granted on the Mortgaged Property to secure the Second Lien Obligations; provided that, in the case of this clause (ii), such Liens are subordinated to the Liens securing the Indebtedness in accordance with the terms of the Intercreditor Agreement.”

2.4                               Amendment to Section 9.04.  A new Section 9.04(c) is added to the Credit Agreement as follows:

“(c)                Restrictions on Payment of Certain Debt.  The Loan Parties will not make any payments of principal (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance, acquisition, or deposit), or set aside funds for any such payment, with respect to the Second Lien Loans; provided, however, that the Loan Parties may, so long as, both before and after giving effect to each such payment, no Default or Event of Default has occurred and is continuing, repay the Second Lien Loans (i) at a time when no Loans or Letters of Credit (unless cash collateralized on terms reasonably acceptable to the Administrative Agent) are outstanding (including after giving effect to such repayment of such Debt) or (ii) with Net Cash Proceeds in an amount up to (A) 100% of Net Cash Proceeds of Senior Unsecured Notes, (B) 100% of Net Cash Proceeds of a sale or disposition of any Property in compliance with Section 9.12 or (C) 100% of Net Cash Proceeds of any issuance of Equity Interests by the Borrower or the Parent.”

2.5                               Amendment to Article XI.  A new Section 11.12 is added to the Credit Agreement as follows:

“Section 11.12  Intercreditor Agreement.  Notwithstanding anything herein to the contrary, each Lender also acknowledges that, upon the execution and delivery by the Administrative Agent (with the written approval of the Majority Lenders) of an Intercreditor Agreement pursuant to Section 9.02(i), each such Lender will be bound by the terms and provisions of such Intercreditor Agreement.  In the event of any conflict between the terms of such Intercreditor Agreement and the Security Instruments, the terms of such Intercreditor Agreement shall govern and control.”

Section 3.                   Conditions Precedent.  This Third Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Third Amendment Effective Date”):

3.1                               Executed Counterparts of Third Amendment.  The Administrative Agent shall have received from the Lenders required by the Credit Agreement and the Borrower, executed

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counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment.

3.2                               Fees.  The Administrative Agent, Wells Fargo Securities, LLC and the Lenders shall have received all commitment and agency fees and all other fees and amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including, to the extent invoiced on or prior to the Third Amendment Effective Date, the reasonable fees and expenses of Vinson & Elkins, LLP, counsel to the Administrative Agent).

3.3                               Secretary Certificate.  The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary or a Responsible Officer of the Borrower setting forth (i) resolutions of its board of directors or managers or other relevant governing body with respect to the authorization of the Borrower to execute and deliver this Amendment and to enter into the transactions contemplated by this Amendment, (ii) the officers of the Borrower (y) who are authorized to sign this Amendment on behalf of the Borrower and (z) specimen signatures of such authorized officers, and (iii) all waivers, amendments, supplements or other modifications to any Organizational Documents of the Borrower, certified as being true and complete.  The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

3.4                               Further Assurances.  The Administrative Agent shall have received such other agreements, instruments, approvals, opinions and other documents, each satisfactory to the Administrative Agent in form and substance, as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.5                               No Defaults.  No Default or Event of Default shall have occurred and be continuing, before and after giving effect to the terms of this Third Amendment.

Section 4.                   Approval of Intercreditor Agreement.  Each of the Lenders signatory hereto acknowledges receipt of and has reviewed the form of First Lien/Second Lien Intercreditor Agreement by and among the Administrative Agent, Wells Fargo Energy Capital, Inc., as administrative agent for the holders of the Second Lien Obligations, the Administrative Agent, as collateral agent for the Administrative Agent and Wells Fargo Energy Capital, Inc., the Borrower, the Parent and each of the other Guarantors (the “Intercreditor Agreement”).  The Majority Lenders hereby consent to the Administrative Agent’s execution and delivery of the Intercreditor Agreement in such form together with any changes which do not materially alter its terms.

Section 5.                   Miscellaneous.

5.1                               Confirmation.  The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

5.2                               Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and Parent hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability

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under, each of the Loan Documents to which it is a party and agrees that each of the Loan Documents to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, both before and after giving effect to the terms of this Third Amendment (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects), unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects) as of such earlier date and (ii) no Default has occurred and is continuing.

5.3                               Loan Documents.  This Third Amendment and each agreement, instrument, certificate or document executed by the Borrower or any of its officers in connection herewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto and thereto.

5.4                               Counterparts.  This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Third Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.

5.5                               NO ORAL AGREEMENT.  THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

5.6                               GOVERNING LAW.  THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:	LRE OPERATING, LLC

	By:	/s/ Jaime. R. Casas
	Name:	Jaime R. Casas
	Title:	Vice President, Chief Financial Officer and Secretary

PARENT:	LRR ENERGY, L.P.

	By:	LRE GP, LLC, its general partner

	By:	/s/ Jaime. R. Casas
	Name:	Jaime R. Casas
	Title:	Vice President, Chief Financial Officer and Secretary

Signature Page

Third Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, N. A.
as Administrative Agent, Issuing Bank, Swing Line Lender, and Lender

	By:	/s/ Michael Real
	Name:	Michael Real
	Title:	Director

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Third Amendment to Credit Agreement

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Christopher T. Renyi
	Name:	Christopher T. Renyi
	Title:	Vice President

Signature Page

Third Amendment to Credit Agreement

CITIBANK, N.A.

By:	/s/ Yasantha Gunaratna
Name:	Yasantha Gunaratna
Title:	Vice President

Signature Page

Third Amendment to Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Signature Page

Third Amendment to Credit Agreement

COMERICA BANK

By:	/s/ Paul J. Edmonds
Name:	Paul J. Edmonds
Title:	Senior Vice President

Signature Page

Third Amendment to Credit Agreement

BARCLAYS BANK PLC

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

Signature Page

Third Amendment to Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ C. Wakeford Thompson
Name:	C. Wakeford Thompson
Title:	Vice President

Signature Page

Third Amendment to Credit Agreement